UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-04605

First Opportunity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: March 31

Date of Reporting Period: September 30, 2013

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

Semi-Annual Report | September 30, 2013

First Opportunity Fund, Inc.	Letter from the Advisers
September 30, 2013 (Unaudited)

Dear Stockholders:

On November 4, 2013, a press release was issued announcing that the board of directors of each of First Opportunity Fund, Inc. (the “Fund”), Boulder Total Return Fund, Inc., The Denali Fund Inc. and Boulder Growth & Income Fund, Inc. approved the reorganization of each of these funds into a single surviving fund, which, subject to the approval of various matters by stockholders of each fund, will be the Boulder Growth & Income Fund, Inc. If you have not had a chance to view the press release, it is available on the Fund’s recently launched website at www.boulderfunds.net. I am excited by the proposed reorganization and believe it represents an important step in our efforts to better serve the Fund’s stockholders and to potentially indirectly reduce the Fund’s share price discount. I will delve more into this topic later in the letter, but let me first provide a review of the Fund’s performance.

For the six-month period ending September 30, 2013, the Fund generated an absolute return of 5.7% on net assets. The Fund’s solid absolute performance over the period compares favorably to the 5.1% return of the Dow Jones Industrial Average (DJIA), but it was not enough to keep pace with the 8.3% return generated by the S&P 500 or the 16.2% return generated by the NASDAQ Composite.

	3 mos.	6 mos.	One Year	Three Years*	Five Years*	Ten Years*	Since June 2010**
FOFI (NAV)	3.2%	5.7%	13.8%	10.5%	7.4%	4.3%	10.2%

FOFI (Market)	1.1%	2.0%	8.2%	8.2%	2.3%	2.8%	8.8%

S&P 500 Index	5.2%	8.3%	19.3%	16.2%	10.0%	7.6%	16.3%

DJIA	2.1%	5.1%	15.6%	14.9%	9.9%	7.7%	15.7%

NASDAQ Composite	11.2%	16.2%	23.0%	18.3%	13.8%	8.9%	18.1%

*	Annualized
**	Annualized since June 1, 2010, when the current Advisers became investment advisers to the Fund.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and the NASDAQ Composite include reinvested dividends and distributions. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Two of the key contributors to the Fund’s performance on an absolute basis for the six-month period were the Fund’s position in Bay Pond, L.P. (Bay Pond) and Wolf Creek Investors (Bermuda), L.P. (Wolf Creek). For the period, Bay Pond generated a 5.3% return and Wolf Creek generated a 5.1% return. As seen in previous periods, their large contribution to performance was partially driven by their large position sizes as Bay Pond accounted for roughly 16.7% of total assets and Wolf Creek accounted for roughly 16.6% of total assets. While both positions generated solid absolute returns during the period, their returns trailed those of the S&P 500 resulting in a drag on relative performance.

Semi-Annual Report | September 30, 2013	1

Letter from the Advisers	First Opportunity Fund, Inc.
September 30, 2013 (Unaudited)

Additional key contributors to performance on an absolute, as well as, relative basis were the Fund’s large positions in Wells Fargo & Company (Wells Fargo), Cisco Systems, Inc. (Cisco) and Kohl’s Corporation (Kohl’s), which generated returns for the period of 13.4%, 13.8% and 13.7%, respectively. Despite the strong performance for each of these positions during the period, we believe that the market continues to underappreciate these high quality companies and that their stocks remain attractively valued.

On the other end of the spectrum, a key detractor to the Fund’s performance on an absolute and relative basis was its position in International Business Machines Corporation (IBM). For the period, the Fund’s position in IBM generated a negative 12.3% return. The negative impact on performance was amplified by the large weight of the position in the Fund as it accounted for roughly 3.3% of total assets at period end. The company’s poor stock performance over the period was primarily driven by weaker than expected operating results due to a combination of softer demand trends in key markets and some execution issues. While we feel the company has taken actions to correct its execution issues, demand headwinds are expected to persist for at least the next couple of quarters. Despite these recent issues, we believe the company’s strong underlying business fundamentals remain firmly intact and it should continue to produce attractive earnings and free cash flow over the long run. At the current price, we believe the company’s stock continues to trade at a discount to the intrinsic value of the business.

Another key detractor to performance was the Fund’s position in Linn Energy LLC (Linn Energy), which generated a negative 28.1% return for the period and accounted for approximately 0.2% of total assets at period end. In July of this year, the company voluntarily disclosed that the Securities and Exchange Commission (SEC) had commenced a private inquiry into Linn Energy and Linn Co LLC (Linn Co) in relation to the proposed merger with Berry Petroleum Company (Berry) and Linn Energy’s and Linn Co’s use of non-GAAP financials and their hedging strategy among other things. The announcement resulted in a sharp decline in Linn Energy’s stock price, which immediately put the completion of the favorably viewed proposed merger with Berry in doubt. Despite the shock of the announcement, we maintained our investment discipline and carefully reviewed the situation. As we believed the prevailing stock price after the announcement undervalued the business on a stand-alone basis, we made the decision to maintain the Fund’s position in Linn Energy. While the stock continues to trade below its pre-announcement level, it has gradually recovered since the announcement. This remains a position that we will monitor closely.

Other detractors to performance for the period were the Fund’s positions in NSE India, SI Financial Group and Transocean Limited (Transocean), which generated returns for the period of a negative 17.8%, a negative 5.6% and a negative 10.5%, respectively. We continue to view each of these positions favorably and even added to the Fund’s position in Transocean during the period.

Going forward, we believe the Fund’s portfolio is well positioned to deliver solid long-term returns due to its attractively valued investments in high-quality, defensible businesses. We believe it has become more difficult to find attractive investment opportunities in today’s market as rapid price appreciation over the past year has caused the market to be fairly valued in our opinion. We will remain active in our efforts to identify new investment opportunities, but we will not chase valuations higher. As I have stated in previous letters, our investment philosophy is to invest in good companies at attractive valuations for the long-run. If elevated valuations prevent us making these investments, we are content to wait until conditions become more favorable. If the market continues to appreciate at its current pace, we believe the Fund should persist in the generation of

2	www.boulderfunds.net

First Opportunity Fund, Inc.	Letter from the Advisers
September 30, 2013 (Unaudited)

absolute returns. However, by maintaining investment discipline in the face of rising valuations, the Fund may run the risk of underperforming relative to its benchmarks. This will especially be the case if we believe stock valuations begin to trade at unreasonable premiums to their underlying businesses at which point the Fund may rotate more into cash assets. Regardless of the market environment, we will continue to adhere to our investment philosophy as we firmly believe it has the capacity to deliver superior absolute returns over the long-run.

As discussed in prior letters, we are committed to finding better ways to serve the Fund’s stockholders. As part of this commitment, we launched the new website for the Fund in August of this year. Our goal in designing the new site was to provide, in a single location, current and potential stockholders with relevant and easy to understand information and insight into the Fund, the advisers and the underlying investment philosophy used in the management of the Fund. While we feel the new site has achieved this goal, we will continue to look for ways to make improvements and welcome any feedback you may have.

We have also been working diligently on the aforementioned proposed reorganization. While there is still a lot that needs to be done before the reorganization becomes a reality, we are excited by the progress made to date. We believe reorganizing into one surviving fund will not only benefit the Fund’s stockholders, but will potentially help indirectly reduce the Fund’s share price discount to net asset value per share. While I invite you to review the press release for additional information, there are some key aspects of the reorganization that we think underscore these beliefs.

To begin, we believe the proposed reorganizations represent a common sense approach to managing each of the funds involved. All four of the participating funds are managed by the same portfolio managers, utilize the same investment philosophy, share similar investment objectives and have similarly constructed portfolios. By combining these similarly managed funds, the reorganization would allow for the elimination of the operational redundancies encountered in managing these four funds separately. As an example, the number of stockholder letters I write each year would be reduced from eight to two as a result of the reorganization. Although I thoroughly enjoy writing these letters, the change would allow me to re-focus my time on activities that we believe could provide greater benefit to the fund’s stockholders, such as investment research. We expect similar benefits to extend to the board of directors level as the boards of the participating funds would be consolidated into the single board of the surviving fund.

Furthermore, we believe the proposed reorganizations will provide additional benefits in relation to such issues as advisory and administrative fees, secondary market liquidity and market visibility among others. In connection with the proposed reorganizations, stockholders will be asked to approve, among other things and depending on the fund in which they own shares, changes to charter documents, fundamental investment policies, and new investment advisory agreements. The new investment advisory agreements provide for a reduction of the current advisory fee rate. These proposals are described in greater detail in the press release and in the forthcoming joint proxy statement/prospectus.

In addition, the surviving fund is expected to benefit from lower total administration fees than currently paid for by the four funds on a standalone basis due to the triggering of existing fee reduction breakpoints. We also expect that secondary market liquidity may increase as a result of the proposed reorganizations as the surviving fund will benefit from a larger asset and share base. For stockholders of the Fund, the expected increase in secondary market liquidity should be further bolstered by the fact that the surviving fund is expected to keep its listing on the New York Stock Exchange, whereas the Fund is currently only traded in the over-the-counter market. We

Semi-Annual Report | September 30, 2013	3

Letter from the Advisers	First Opportunity Fund, Inc.
September 30, 2013 (Unaudited)

further believe the reorganization should result in an increase in overall market visibility and investment interest in the surviving fund as its larger size and increased secondary liquidity should open the surviving fund to a larger universe of potential investors. It is our hope that the combination of the advisory fee reduction, the potential increase in secondary market liquidity, any improvement in market visibility and other related effects of the proposed reorganization will help narrow the share price discount to net asset value per share of the surviving fund.

We understand that, in the course of their review of the reorganizations, the funds’ boards have considered potential benefits such as those described above, as well as reductions in issuer concentrations, narrowing of discounts and consolidation of advisory service arrangements. We also understand that the boards have considered potential disadvantages associated with the reorganizations, including the possibility of portfolio rebalancing and the attendant transaction costs.

Again, there is still work to be done and hurdles to be cleared before the proposed reorganization becomes a reality. As we believe the reorganization represents an important step forward in our efforts to better serve the Fund’s stockholders and address the Fund’s share price discount, we will continue to work diligently towards its implementation. I encourage you all to take the time to thoroughly review all the relevant information related to the reorganization as it becomes available and come to your own conclusion. We hope you will view it as favorably as we do.

In the meantime, I would like to wish you all a safe and happy holiday season and I look forward to writing you again soon.

Sincerely,

Brendon Fischer, CFA

Portfolio Manager

November 5, 2013

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

This letter is not intended to, and does not, constitute an offer to sell, or solicitation of an offer to buy, shares of any of the Fund or Boulder Growth & Income Fund, Inc.; nor is this letter intended to solicit a proxy from any stockholder of any of the aforementioned funds. Such solicitations will only be made by a final, effective registration statement, which includes a definitive Joint Proxy Statement/Prospectus (the “Registration Statement”), after the Registration Statement is declared effective by the SEC.

4	www.boulderfunds.net

First Opportunity Fund, Inc.	Letter from the Advisers
September 30, 2013 (Unaudited)

INVESTORS AND SECURITY HOLDERS OF THE FUND ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REORGANIZATIONS AND OTHER PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND EXPENSES OF THE SURVIVING FUND CAREFULLY. THE JOINT PROXY STATEMENT/PROSPECTUS WILL CONTAIN INFORMATION WITH RESPECT TO THE INVESTMENT OBJECTIVES, RISKS AND EXPENSES OF THE FUNDS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS.

The Joint Proxy Statement/Prospectus will not constitute an offer to sell securities, nor will it constitute a solicitation of an offer to buy securities, in any state where such offer or sale is not permitted.

Security holders may obtain free copies of the Joint Proxy Statement/Prospectus and other documents (when they become available) filed with the SEC at the SEC’s web site at www.sec.gov. In addition, free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC may also be obtained after effectiveness of the Registration Statement by calling (877) 561-7914.

Note to Stockholders on Investments in Hedge Funds: The Fund’s investment advisers feel it is important that stockholders be aware that the Fund has highly concentrated positions in certain hedge funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in hedge funds) may involve a degree of risk that is greater than a fund that has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the hedge funds in which it invests. In addition, investments in hedge funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on the Fund’s Use of Leverage. The Fund has the ability to leverage through a credit facility. The Fund may utilize leverage to seek to enhance the returns for its stockholders over the long term; however, this objective may not be achieved in all interest rate and investment environments. Leverage creates certain risks for stockholders, including the likelihood of greater volatility of the Fund’s NAV and market price. In the event the Fund utilizes leverage there are other risks associated with borrowing through a line of credit, including, but not limited to risks associated with purchasing securities on margin. In addition, borrowing would increase costs to the Fund, subject the Fund to contractual restrictions on its operations and require the Fund to maintain certain asset coverage ratios on any outstanding indebtedness.

Semi-Annual Report | September 30, 2013	5

Financial Data	First Opportunity Fund, Inc.
September 30, 2013 (Unaudited)

	Net Asset Value	Per Share of Common Stock Market Price	Dividend Paid
3/31/13	$10.57	$8.12	$0.00
4/30/13	10.59	8.15	0.00
5/31/13	10.97	8.43	0.00
6/30/13	10.82	8.19	0.00
7/31/13	11.23	8.45	0.00
8/31/13	10.88	8.40	0.00
9/30/13	11.17	8.28	0.00

Investments as a % of Net Assets

*	Less than 0.05% of total net assets.

6	www.boulderfunds.net

First Opportunity Fund, Inc.	Consolidated Portfolio of Investments
September 30, 2013 (Unaudited)

Shares	Description	Value (Note 2)

LONG TERM INVESTMENTS (99.0%)
DOMESTIC COMMON STOCKS (57.2%)
Banks & Thrifts (12.0%)
29,289	Bank of Commerce Holdings	$168,119
35,498	Carolina Trust Bank*	101,524
43,644	Central Valley Community Bancorp	442,986
12,300	Citizens & Northern Corp.	245,262
60,000	Community Bank*(a)(b)(c)	6,382,800
77,436	Eastern Virginia Bankshares, Inc.*	472,360
39,700	First American International*(a)(b)(c)	979,002
116,276	First Capital Bancorp, Inc.*	463,941
66,726	First Southern Bancorp, Inc. - Class B*	346,975
193,261	Florida Capital Group*(a)(b)(c)	6,861
126,100	Metro Bancorp, Inc.*	2,649,361
905,600	National Bancshares, Inc.*(a)(b)(c)	370,662
4,000	North Dallas Bank & Trust Co.	193,000
30,400	Oak Ridge Financial Services, Inc.*	129,200
1,900	Old Point Financial Corp.	24,510
44,300	OmniAmerican Bancorp, Inc.*	1,083,578
190,540	Republic First Bancorp, Inc.*	607,823
55,000	San Diego Private Bank*	621,500
92,195	Southern First Bancshares, Inc.*	1,233,569
79,900	Southern National Bancorp of Virginia, Inc.	766,241
302,900	Square 1 Financial, Inc.*(a)(b)(c)	2,750,332
62,746	Square 1 Financial, Inc. - Class A*(a)(b)(c)	569,734
41,122	Valley Commerce Bancorp	569,540
419,789	Wells Fargo & Co.	17,345,681
12,404	Xenith Bankshares, Inc.*	75,292
		38,599,853
Construction Machinery (0.9%)
35,200	Caterpillar, Inc.	2,934,624

Diversified Financial Services (6.3%)
60,000	Independence Financial Group, Inc.*(a)(b)(c)	594,600
303,800	JPMorgan Chase & Co.	15,703,422
125,890	Mackinac Financial Corp.	1,144,340
455,100	Ocwen Structured Investments, LLC*(a)(b)(c)	297,727
25,000	South Street Securities Holdings, Inc.*(a)(c)(d)	1,474,250
47,960	Tiptree Financial*(a)(c)(d)	999,966
		20,214,305
Environmental Control (0.3%)
30,000	Republic Services, Inc.	1,000,800

Semi-Annual Report | September 30, 2013	7

Consolidated Portfolio of Investments	First Opportunity Fund, Inc.
September 30, 2013 (Unaudited)

Shares	Description	Value (Note 2)
Healthcare Products & Services (2.5%)
91,800	Johnson & Johnson	$7,958,142

Insurance (2.5%)
19,678	Forethought Financial Group, Inc. - Class A*(a)(b)(c)	7,871,200

Mining (4.4%)
425,300	Freeport-McMoRan Copper & Gold, Inc.	14,068,924

Mortgages & REITS (0.0%)
155,504	Newcastle Investment Holdings Corp., REIT*(c)	0

Oil & Gas (3.9%)
97,300	Chevron Corp.	11,821,950
30,000	Linn Energy LLC	777,600
		12,599,550
Pharmaceuticals (0.3%)
20,447	Merck & Co., Inc.	973,482

Pipelines (0.6%)
33,250	Enterprise Products Partners LP	2,029,580

Registered Investment Companies (RICs) (0.4%)
40,000	Cohen & Steers Infrastructure Fund, Inc.	789,600
18,727	RMR Real Estate Income Fund	325,475
		1,115,075
Retail (4.3%)
253,700	Kohl’s Corp.	13,128,975
10,000	Wal-Mart Stores, Inc.	739,600
		13,868,575
Savings & Loans (7.2%)
10,000	Auburn Bancorp, Inc.*	60,500
40,846	CFS Bancorp, Inc.	452,574
33,500	Eagle Bancorp	366,825
31,254	Georgetown Bancorp, Inc.	448,495
84,989	Hampden Bancorp, Inc.	1,359,824
22,030	HF Financial Corp.	282,865
47,216	Home Bancorp, Inc.*	852,721
88,948	Home Federal Bancorp, Inc.	1,118,966
42,000	Liberty Bancorp, Inc.	441,000
16,122	Malvern Bancorp, Inc.*	205,394
310,300	MidCountry Financial Corp.*(a)(b)(c)	3,211,605
106,998	Ocean Shore Holding Co.	1,566,451
29,100	Old Line Bancshares, Inc.	387,612

8	www.boulderfunds.net

First Opportunity Fund, Inc.	Consolidated Portfolio of Investments
September 30, 2013 (Unaudited)

Shares	Description	Value (Note 2)
Savings & Loans (continued)
168,810	Pacific Premier Bancorp, Inc.*	$2,268,806
165,930	Perpetual Federal Savings Bank(e)	3,152,670
40,650	Redwood Financial, Inc.*(e)	813,000
89,993	River Valley Bancorp(e)	2,176,930
6,300	Royal Financial, Inc.*	33,705
276,588	SI Financial Group, Inc.	3,139,274
110,500	Third Century Bancorp(e)	801,125
		23,140,342
Software & Services (5.8%)
57,000	International Business Machines Corp.	10,555,260
241,700	Oracle Corp.	8,017,189
		18,572,449
Technology, Hardware & Equipment (5.1%)
638,825	Cisco Systems, Inc.	14,961,282
23,000	Harris Corp.	1,363,900
		16,325,182
Tobacco Products (0.7%)
42,000	Altria Group, Inc.	1,442,700
11,000	Philip Morris International, Inc.	952,490
		2,395,190
TOTAL DOMESTIC COMMON STOCKS (Cost $159,369,442)		183,667,273

FOREIGN COMMON STOCKS (7.8%)
Banks & Thrifts (0.2%)
5,490	Gronlandsbanken AB	650,264

Insurance (0.4%)
6,700	Muenchener Rueckversicherungs AG	1,309,309

Iron/Steel (1.7%)
72,000	POSCO, ADR	5,302,080

National Stock Exchange (0.4%)
17,776	NSE India, Ltd.*(a)(b)(c)	1,329,280

Oil & Gas (0.7%)
18,000	Total SA, Sponsored ADR	1,042,560
30,200	Transocean, Ltd.	1,343,900
		2,386,460

Semi-Annual Report | September 30, 2013	9

Consolidated Portfolio of Investments	First Opportunity Fund, Inc.
September 30, 2013 (Unaudited)

Shares	Description	Value (Note 2)
Pharmaceuticals (3.6%)
24,000	Sanofi	$2,434,157
180,300	Sanofi, ADR	9,128,589
		11,562,746
Real Estate (0.8%)
98,000	Cheung Kong Holdings, Ltd.	1,492,257
2,490,000	Midland Holdings, Ltd.	1,011,295
		2,503,552
TOTAL FOREIGN COMMON STOCKS (Cost $22,862,615)		25,043,691

DOMESTIC LIMITED PARTNERSHIPS (16.7%)
	Bay Pond Partners, LP*(a)(b)(c)	53,457,550

TOTAL DOMESTIC LIMITED PARTNERSHIPS (Cost $39,387,185)		53,457,550

FOREIGN LIMITED PARTNERSHIPS (16.7%)
	Wolf Creek Investors (Bermuda), LP, a Wellington Management Investors (Bermuda), Ltd. share class*(a)(b)(c)	53,376,472

TOTAL FOREIGN LIMITED PARTNERSHIPS (Cost $40,043,650)		53,376,472

DOMESTIC PREFERRED STOCKS (0.5%)
1,600	Maiden Holdings, Ltd., Series C, 14.00%(a)(c)(d)	1,650,560

TOTAL DOMESTIC PREFERRED STOCKS (Cost $1,600,000)		1,650,560

DOMESTIC WARRANTS (0.1%)
116,276	First Capital Bancorp, Inc., Warrant, strike price $1.00, Expires 2/8/2022*(c)	132,659
26,230	Flagstar Bancorp, Warrant, strike price $10.00, Expires 1/30/2019*(c)	190,125
		322,784

TOTAL DOMESTIC WARRANTS (Cost $0)		322,784

TOTAL LONG TERM INVESTMENTS (Cost $263,262,892)		317,518,330

10	www.boulderfunds.net

First Opportunity Fund, Inc	Consolidated Portfolio of Investments
September 30, 2013 (Unaudited)

Shares	Description	Value (Note 2)
SHORT TERM INVESTMENTS (1.1%)
Money Market Funds (1.1%)
678,340	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class (7 day Yield 0.010%)	$678,340
3,000,000	JPMorgan Prime Money Market Fund (7 day Yield 0.059%)	3,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $3,678,340)		3,678,340

TOTAL INVESTMENTS (100.1%) (Cost $266,941,232)		321,196,670
TOTAL LIABILITIES LESS OTHER ASSETS (-0.1%)		(255,996)
TOTAL NET ASSETS (100.0%)		$320,940,674

*	Non-income producing security.
(a)	Indicates a security which is considered restricted. Also see Notes to Consolidated Financial Statements.
(b)

Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of September 30, 2013, these securities had a total value of $131,197,825 or 40.88% of total net assets.

(c)	Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of September 30, 2013 was $135,645,385 or 42.26% of total net assets.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2013 these securities had a total value of $4,124,776 or 1.29% of total net assets.

(e)	Affiliated Company. See Notes to Consolidated Financial Statements.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

Semi-Annual Report | September 30, 2013	11

Consolidated Portfolio of Investments	First Opportunity Fund, Inc.
September 30, 2013 (Unaudited)

Regional Breakdown as a % of Total Net Assets
United States	75.6%
Bermuda	16.7%
France	3.9%
South Korea	1.7%
Hong Kong	0.8%
Switzerland	0.4%
India	0.4%
Germany	0.4%
Denmark	0.2%
Other Assets and Liabilities	(0.1)%

See Accompanying Notes to Consolidated Financial Statements.

12	www.boulderfunds.net

First Opportunity Fund, Inc.	Consolidated Statement of Assets and Liabilities
September 30, 2013 (Unaudited)

ASSETS
Investments:
Investments, at value of Unaffiliated Securities (Cost $264,192,265) (Note 2)	$314,252,945
Investments, at value of Affiliated Securities (Cost $2,748,967) (Notes 2 and 9)	6,943,725

Total Investments, at value	321,196,670
Dividends and interest receivable	84,653
Dividends reclaim receivable	23,721
Foreign currency, at value (Cost $15,062)	15,091
Cash	8,007
Prepaid expenses and other assets	33,303

Total Assets	321,361,445

LIABILITIES
Investment co-advisory fees payable (Note 3)	231,696
Audit and tax fees payable	75,532
Administration and co-administration fees payable (Note 3)	62,521
Legal fees payable	25,232
Custody fees payable	11,464
Directors’ fees and expenses payable (Note 3)	6,043
Printing fees payable	2,676
Accrued expenses and other payables	5,607

Total Liabilities	420,771

Net Assets	$320,940,674

NET ASSETS CONSIST OF:
Par value of common stock (Note 5)	$28,739
Paid-in capital in excess of par value of common stock	331,309,474
Undistributed net investment income	8,415,799
Accumulated net realized loss on investments sold and foreign currency related transactions	(73,068,743)
Net unrealized appreciation on investments and foreign currency translation	54,255,405

Net Assets	$320,940,674

Net Asset Value, $320,940,674/28,739,389 Shares Outstanding	$11.17

See Accompanying Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2013	13

Consolidated Statement of Operations	First Opportunity Fund, Inc.
For the Six Months Ended September 30, 2013 (Unaudited)

INVESTMENT INCOME
Dividends from Unaffiliated Securities (net of foreign withholding taxes $92,490)	$3,118,728
Dividends from Affiliated Securities	97,528
Interest	1,997

Total Investment Income	3,218,253

EXPENSES
Investment co-advisory fees (Note 3)	1,455,066
Administration and co-administration fees (Note 3)	373,491
Audit and tax fees	72,307
Directors’ fees and expenses (Note 3)	52,848
Legal fees	46,393
Insurance expense	20,662
Printing fees	18,040
Custody fees	16,697
Transfer agency fees	10,811
Other	16,385

Total Expenses before fee waiver	2,082,700
Less fees waived by investment advisers (Note 3)	(108,385)

Total Net Expenses	1,974,315

Net Investment Income	1,243,938

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Unaffiliated securities	(1,485,820)
Foreign currency related transactions	4,499

(1,481,321)

Net change in unrealized appreciation of:
Unaffiliated investment securities	16,107,628
Affiliated investment securities	1,302,557
Translation of assets and liabilities denominated in foreign currencies	2,055

17,412,240

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	15,930,919

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,174,857

See Accompanying Notes to Consolidated Financial Statements.

14	www.boulderfunds.net

First Opportunity Fund, Inc.	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013

OPERATIONS
Net investment income	$1,243,938	$1,289,306
Net realized loss on investments and foreign currency related transactions	(1,481,321)	(27,169,412)
Net change in unrealized appreciation on investments and foreign currency translation	17,412,240	62,280,921

Net Increase in Net Assets Resulting from Operations	17,174,857	36,400,815

NET ASSETS:
Beginning of period	303,765,817	267,365,002

End of period (including undistributed net investment income of $8,415,799 and $7,171,861, respectively)	$320,940,674	$303,765,817

See Accompanying Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2013	15

Consolidated Statement of Cash Flows	First Opportunity Fund, Inc.
For the Six Months Ended September 30, 2013 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$17,174,857
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(10,643,657)
Proceeds from disposition of investment securities	1,837,858
Net sale of short-term investment securities	7,521,377
Decrease in dividends and interest receivable	40,058
Increase in prepaid expenses and other assets	(11,454)
Increase in investment co-advisory fees payable	11,556
Decrease in audit and tax fees payable	(51,468)
Increase in administration and co-administration fees payable	19,108
Decrease in custody fees payable	(5,630)
Increase in legal fees payable	14,256
Decrease in printing fees payable	(6,058)
Increase in directors’ fees and expenses payable	5,994
Increase in accrued expenses and other payables	1,612
Net change in unrealized appreciation on investments	(17,410,185)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	(2,055)
Net realized loss from unaffiliated securities	1,485,820

NET CASH USED IN OPERATING ACTIVITIES	(18,011)

EFFECT OF EXCHANGE RATES ON CASH	2,055

NET DECREASE IN CASH AND FOREIGN CURRENCY	(15,956)

CASH AND FOREIGN CURRENCY, BEGINNING BALANCE	$39,054
CASH AND FOREIGN CURRENCY, ENDING BALANCE	$23,098

See Accompanying Notes to Consolidated Financial Statements.

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Consolidated Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value, beginning of period

INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments

Total from Investment Operations

DISTRIBUTIONS:
Distributions paid from net investment income
Distributions paid from net realized capital gains

Total Distributions

Accretive/Dilutive Impact of Capital Share Transactions

Net asset value, end of period

Market price per share, end of period

Total Investment Return Based on Market Price(b)

RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets including waiver
Ratio of net investment income/(loss) to average net assets excluding waiver
Ratio of net investment income/(loss) to average net assets including waiver
Portfolio turnover rate
Net assets, end of period (in 000’s)
Number of shares outstanding, end of period (in 000’s)

(a)	Based on average shares outstanding during the fiscal period.
(b)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed for purposes of calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The calculation does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c)	Annualized.

See Accompanying Notes to Consolidated Financial Statements.

18	www.boulderfunds.net

First Opportunity Fund, Inc.

For the Six Months Ended September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009

$10.57	$9.30	$9.19	$8.16	$5.68	$10.18

0.04(a)	0.04(a)	(0.01)(a)	(0.02)(a)	0.01	0.17
0.56	1.23	0.12	1.05	2.50	(4.57)

0.60	1.27	0.11	1.03	2.51	(4.40)

–	–	–	–	(0.03)	(0.12)
–	–	–	–	–	(0.01)

–	–	–	–	(0.03)	(0.13)

–	–	–	–	–	0.03

$11.17	$10.57	$9.30	$9.19	$8.16	$5.68

$8.28	$8.12	$7.05	$7.25	$7.04	$4.32

1.97%	15.18%	(2.76)%	2.98%	63.76%	(51.03)%

1.30%(c)	1.26%	1.18%	1.24%	1.64%	1.84%
1.23%(c)	1.14%	1.05%	N/A	N/A	N/A
0.71%(c)	0.34%	(0.18)%	(0.19)%	(0.27)%	2.57%
0.78%(c)	0.46%	(0.06)%	N/A	N/A	N/A
1%	27%	59%	97%	169%	64%
$320,941	$303,766	$267,365	$264,017	$234,572	$163,291
28,739	28,739	28,739	28,739	28,739	28,739

Semi-Annual Report | September 30, 2013	19

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2013 (Unaudited)

NOTE 1. FUND ORGANIZATION

First Opportunity Fund, Inc. (the “Fund”) was incorporated in Maryland on March 3, 1986, as a closed-end, management investment company; registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is non-diversified and its primary investment objective is total return. The Fund trades over-the-counter under the trading symbol FOFI.

In seeking to achieve its investment objective, the Fund invests a significant portion of its investments in private investment partnerships and similar investment vehicles (the “Hedge Fund Portfolio”), typically referred to as hedge funds (“Hedge Funds”). In addition, a portion of the Fund’s assets are invested primarily in equity securities issued by financial services companies (the “Legacy Portfolio”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES AND SECURITIES VALUATION

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The most critical estimates reflected in the financial statements relate to securities whose fair values have been estimated by management in the absence of readily determinable fair values. Actual results could differ from those estimates.

Basis for Consolidation: The accompanying consolidated financial statements include the accounts of FOFI 1, Ltd. and FOFI 2, Ltd. (the “Subsidiaries”), each a wholly-owned subsidiary of the Fund, organized under the laws of the Cayman Islands. FOFI 1, Ltd. invests in Bay Pond Partners, LP, and FOFI 2, Ltd. contains cash and accruals for expenses related to the subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiaries. The aggregated net assets of the Subsidiaries at September 30, 2013 were $53,355,808 or 16.6% of the Fund’s consolidated total net assets. The Consolidated Portfolio of Investments includes positions of the Fund and of the Subsidiaries. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies used by the Fund.

Securities Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market maker or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board of Directors (the “Board”) has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which

20	www.boulderfunds.net

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2013 (Unaudited)

market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third-party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs including discount for lack of marketability, price to tangible book value multiple, transaction price, book value multiple, spread, and price to earnings multiple. In such circumstances, the advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Fund’s investments in Hedge Funds are valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the respective Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a Hedge Fund does not report a value to the Fund on a timely basis, the fair value of such Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, Hedge Fund valuations generally can be obtained from Hedge Fund managers on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for Hedge Fund investments is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

The Consolidated Portfolio of Investments includes investments valued at $135,645,385 (42.26% of total net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (the “NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the

Semi-Annual Report | September 30, 2013	21

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2013 (Unaudited)

Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical investments

Level 2 –	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2013 in valuing the Fund’s investments carried at value:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total

Banks & Thrifts	$26,156,422	$1,384,040	$11,059,391	$38,599,853
Construction Machinery	2,934,624	–	–	2,934,624
Diversified Financial Services	16,847,762	–	3,366,543	20,214,305
Environmental Control	1,000,800	–	–	1,000,800
Healthcare Products & Services	7,958,142	–	–	7,958,142
Insurance	–	–	7,871,200	7,871,200
Mining	14,068,924	–	–	14,068,924
Mortgages & REITS	–	–	0	0
Oil & Gas	12,599,550	–	–	12,599,550
Pharmaceuticals	973,482	–	–	973,482
Pipelines	2,029,580	–	–	2,029,580
Registered Investment Companies (RICs)	1,115,075	–	–	1,115,075
Retail	13,868,575	–	–	13,868,575
Savings & Loans	12,483,512	7,445,225	3,211,605	23,140,342
Software & Services	18,572,449	–	–	18,572,449
Technology, Hardware & Equipment	16,325,182	–	–	16,325,182
Tobacco Products	2,395,190	–	–	2,395,190

Domestic Common Stocks	149,329,269	8,829,265	25,508,739	183,667,273

22	www.boulderfunds.net

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2013 (Unaudited)

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total

Banks & Thrifts	$650,264	$–	$–	$650,264
Insurance	1,309,309	–	–	1,309,309
Iron/Steel	5,302,080	–	–	5,302,080
National Stock Exchange	–	–	1,329,280	1,329,280
Oil & Gas	2,386,460	–	–	2,386,460
Pharmaceuticals	11,562,746	–	–	11,562,746
Real Estate	2,503,552	–	–	2,503,552

Foreign Common Stocks	23,714,411	–	1,329,280	25,043,691

Domestic Limited Partnerships	–	–	53,457,550	53,457,550
Foreign Limited Partnerships	–	–	53,376,472	53,376,472
Domestic Preferred Stocks	–	–	1,650,560	1,650,560
Domestic Warrants	–	322,784	–	322,784
Short Term Investments	3,678,340	–	–	3,678,340

TOTAL	$176,722,020	$9,152,049	$135,322,601	$321,196,670

The Fund evaluates transfers into or out of Levels 1, 2 and 3 as of the end of the reporting period. Financial assets were transferred from Level 1 to Level 2 since certain equity prices used a bid price from a data provider at the end of the period and a last quoted sales price from a data provider at the beginning of the period. Financial assets were transferred from Level 2 to Level 1 since certain equity prices used a last sales price from a data provider at the end of the period and a bid price from a data provider at the beginning of the period.

Transfers into and out of Levels 1 and 2 at September 30, 2013 were as follows:

	Level 1 – Quoted Prices		Level 2 – Other Significant Observable Inputs

	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)

Domestic Common Stocks	$129,200	$(2,176,930)	$2,176,930	$(129,200)

Total	$129,200	$(2,176,930)	$2,176,930	$(129,200)

Semi-Annual Report | September 30, 2013	23

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2013 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of March 31, 2013	Realized loss	Change in unrealized appreciation/ (depreciation)	Total purchases	Total sales	Transfer in and/or (out) of Level 3	Balance as of September 30, 2013	Net change in unrealized appreciation/ (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2013

Domestic Common Stocks	$22,311,336	$(140)	$3,340,334	$–	$(142,791)	$–	$25,508,739	$3,333,829

Foreign Common Stocks	1,615,421	–	(286,141)	–	–	–	1,329,280	(286,141)

Domestic Limited Partnership	50,791,303	–	2,666,247	–	–	–	53,457,550	2,666,247

Foreign Limited Partnerships	50,792,985	–	2,583,487	–	–	–	53,376,472	2,583,487

Domestic Preferred Stocks	1,777,824	–	(127,264)	–	–	–	1,650,560	(127,264)

Total	$127,288,869	$(140)	$8,176,663	$–	$(142,791)	$–	$135,322,601	$8,170,158

Net change in unrealized appreciation/depreciation on Level 3 securities is included on the Consolidated Statement of Assets and Liabilities under Net unrealized appreciation on investments and foreign currency translation.

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2013:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range

Domestic Common Stocks:

Banks & Thrifts	$10,688,729	Comparable Company Approach	Discount for Lack of Marketability	10%
			Price to Tangible Book Value Multiple	0.84x - 1.50x
	$370,662	Direct Offering Price Approach	Transaction Price	$0.41

Diversified Financial Services	$2,068,850	Comparable Company Approach	Discount for Lack of Marketability	10%

24	www.boulderfunds.net

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2013 (Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range

Domestic Common
Stocks: (continued)

		Comparable Company Approach	Price to Tangible Book Value Multiple	1.27x - 1.43x

	$1,297,693	Book Value Approach	Book Value Multiple	1.00x

Insurance	$7,871,200	Comparable Company Approach	Discount for lack of marketability	10%

Mortgages & REITS	$0	Book Value Approach	Book Value Multiple	0.00x

Savings & Loans	$3,211,605	Comparable Company Approach	Discount for Lack of Marketability	10%
			Price to Tangible Book Value Multiple	1.39x

Domestic Preferred Stocks:	$1,650,560	Comparable Security Approach	Spread	2.93%

Foreign Common Stocks:

National Stock Exchange	$1,329,280	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Earnings Multiple	27.29x

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for Lack of Marketability	Decrease	Increase
Price to Tangible Book Value Multiple	Increase	Decrease
Transaction Price	Increase	Decrease
Book Value Multiple	Increase	Decrease
Spread	Decrease	Increase
Price to Earnings Multiple	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

Semi-Annual Report | September 30, 2013	25

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2013 (Unaudited)

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund has highly concentrated positions in certain Hedge Funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in Hedge Funds) may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the Hedge Funds in which it invests. In addition, investments in Hedge Funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

Hedge Fund Risk: The Fund invests a significant portion of its assets in Hedge Funds. The Fund’s investments in Hedge Funds are private entities that are not registered under the 1940 Act and have limited regulatory oversight and disclosure obligations. In addition, the Hedge Funds invest in and actively trade securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. These Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with Hedge Funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

26	www.boulderfunds.net

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2013 (Unaudited)

Industry Diversification: The Fund may not invest more than 25% of its assets in any industry or group of industries. While the advisers do not intend to invest more than 25% of the Fund’s assets in a single industry, the Fund does not look through its investments in the Hedge Funds, some of which have significant exposure to industries within the financial sector, to determine whether the Fund exceeds the 25% limit. As a result, the Fund may be indirectly concentrated in an industry or group of industries by virtue of the Fund’s investments in Hedge Funds.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of subchapter M of the Internal Revenue Code of 1986, as amended by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the period ended September 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 3. AGREEMENTS

Rocky Mountain Advisers, LLC (“RMA”) and Stewart Investment Advisers (“SIA”) serve as co-advisers to the Fund (the “Advisers”). The Fund pays the Advisers a monthly fee (the “Advisory Fee”) at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Managed Assets”). However, RMA and SIA have agreed to waive their fees in an amount equal to up to 1.00% of the Fund’s assets invested in Wellington Hedge Management, LLC (“Wellington”)-affiliated Hedge Funds to offset any asset based fees (but not any performance-based fees) paid to Wellington with respect to the Hedge Fund investments. Additionally, effective December 1, 2012, RMA and SIA agreed to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Managed Assets except with respect to the Hedge Fund Portfolio. The fee waiver agreement has a one-year term and is renewable annually. The 0.10% waiver does not apply to the Hedge Fund Portfolio.

Semi-Annual Report | September 30, 2013	27

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2013 (Unaudited)

RMA is owned by the Susan L. Ciciora Trust (the “SLC Trust”), which is also a member of Evergreen Atlantic LLC, a Colorado limited liability company (“EALLC”), and is a stockholder of the Fund. SIA is owned by the Stewart West Indies Trust, which is also a member of EALLC. RMA and SIA are considered “affiliated persons,” as that term is defined the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). Prior to October 1, 2013, SIA received a fee equal to 75% of the fees earned by the Advisers, and RMA received 25% of the fees earned by the Advisers. As of October 1, 2013, SIA receives 25% of the fees earned by the Advisers and RMA receives 75% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of Managed Assets up to $100 million and 0.15% of the Fund’s Managed Assets over $100 million. The equity owners of FAS are EALLC and the Lola Brown Trust No. 1B (the “Lola Trust”). The Lola Trust is a stockholder of the Fund, and the Lola Trust and EALLC are considered to be “affiliated persons” of the Fund and the Advisers, as that term is defined in the 1940 Act.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly (the “Co-Administration Fee”). Fees paid to ALPS are calculated based on combined assets of the Fund and the following affiliates of the Fund: Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., and The Denali Fund Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined average assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on assets up to $1 billion, an annualized fee of 0.03% on assets between $1 and $3 billion, and an annualized fee of 0.02% on assets above $3 billion. In addition, the Fund and the Fund’s wholly-owned Cayman Island subsidiaries entered into an additional Administration Agreement with ALPS to provide certain administrative services to the Cayman Island subsidiaries. Pursuant to the new Administration Agreement, the Fund pays ALPS through its subsidiaries a fee in addition to the Co-Administration Fee at the annual rate of $45,000, payable monthly.

Each Director who is not a director, officer or employee of one of the Advisers, FAS, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting and $500 for each telephonic meeting of the Board. The lead independent director of the Board receives $1,000 per meeting. The chairman of the Audit Committee receives an additional $1,000 per meeting.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. As compensation for BNY Mellon’s services, the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses.

Computershare Trust Company, N.A. (“Computershare”) serves as the Fund’s transfer agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

28	www.boulderfunds.net

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2013 (Unaudited)

NOTE 4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sale of securities for the six months ended September 30, 2013, excluding short-term investments, aggregated $10,643,657 and $1,727,451, respectively.

NOTE 5. CAPITAL

As of September 30, 2013, 50,000,000 shares of $0.001 par value common stock (the “Common Stock”) were authorized and 28,739,389 shares were issued and outstanding.

Transaction in common stock were as follows:

	For the For the Six Months Ended September 30, 2013	For the Year Ended March 31, 2013
Common Stock outstanding - beginning of period	28,739,389	28,739,389

Common Stock outstanding - end of period	28,739,389	28,739,389

NOTE 6. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board and upon such terms as the Board shall determine. For the six months ended September 30, 2013 and the year ended March 31, 2013, the Fund did not repurchase any of its own shares.

NOTE 7. SIGNIFICANT STOCKHOLDERS

As of September 30, 2013, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 11,402,886 shares of Common Stock of the Fund, representing approximately 39.7% of the total Common Stock outstanding.

NOTE 8. DISTRIBUTIONS AND TAX INFORMATION

The Fund paid no distributions during the six months ended September 30, 2013 and during the year ended March 31, 2013.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of September 30, 2013.

As of March 31, 2013, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$7,297,883
Accumulated capital losses on investments	(68,053,569)
Other cumulative effect of timing differences	(126,022)
Net unrealized appreciation on investments	33,309,312

Total	$(27,572,396)

Semi-Annual Report | September 30, 2013	29

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2013 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

As of March 31, 2013, the Fund had unused pre-enactment capital loss carryovers of $9,191,039 expiring March 31, 2017 and $35,618,163 expiring March 31, 2018. Additionally, the Fund had post-enactment capital losses deferred to next tax year of $4,162,322 for short-term and $4,577,443 for long-term.

The Fund has post October capital losses of $14,504,602 which it has elected to defer until the next fiscal year.

Investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and/or realized gains may differ from their ultimate characterization for federal income tax purposes. The Fund has increased undistributed net investment income by $6,418,526, decreased accumulated Net Realized gains by $(187,985) and decreased paid-in-capital by $(6,230,541) as of March 31, 2013. The reclassifications had no impact on net asset value.

On September 30, 2013, based on cost of $270,453,572 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $69,881,392, aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $(19,138,294). This resulted in net unrealized appreciation of $50,743,098.

NOTE 9. TRANSACTIONS WITH AFFILIATED COMPANIES

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Beginning Share Balance as of 4/1/13	Purchases	Sales	Ending Share Balance as of 9/30/13	Dividend Income	Realized Gains (Losses)	Value as of 9/30/13
Perpetual Federal Savings Bank	165,930	–	–	165,930	$56,416	$–	$3,152,670
Redwood Financial, Inc.	40,650	–	–	40,650	–	–	813,000
River Valley Bancorp	89,993	–	–	89,993	37,797	–	2,176,930
Third Century Bancorp	110,500	–	–	110,500	3,315	–	801,125
Total					$97,528	$–	$6,943,725

30	www.boulderfunds.net

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2013 (Unaudited)

NOTE 10. RESTRICTED SECURITIES

As of September 30, 2013, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of September 30, 2013 were as follows:

Description	Acquisition Date	Cost	Market Value	Value as Percentage of Net Assets
Bay Pond Partners, LP	10/3/11	$39,387,185	$53,457,550	16.7%
Community Bank	2/12/08	912,100	6,382,800	2.0%
First American International	11/29/05	1,052,050	979,002	0.3%
Florida Capital Group	8/23/06	2,203,175	6,861	0.0%(a)
Forethought Financial Group, Inc. - Class A	11/13/09 - 9/30/10	4,066,780	7,871,200	2.5%
Independence Financial Group, Inc.	9/13/04	480,000	594,600	0.2%
Maiden Holdings, Ltd., Series C	1/15/09	1,600,000	1,650,560	0.5%
MidCountry Financial Corp.	10/22/04	4,654,500	3,211,605	1.0%
National Bancshares, Inc.	6/6/06	2,128,160	370,662	0.1%
NSE India, Ltd.	4/30/10	1,517,269	1,329,280	0.4%
Ocwen Structured Investments, LLC	3/20/07 - 8/27/07	1,399,433	297,727	0.1%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	1,474,250	0.4%
Square 1 Financial, Inc.	5/3/05	3,029,000	2,750,332	0.8%
Square 1 Financial, Inc. - Class A	11/7/12	431,379	569,734	0.2%
Tiptree Financial	6/4/07 - 7/10/09	2,058,848	999,966	0.3%
Wolf Creek Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	10/3/11	40,043,650	53,376,472	16.7%
		$107,463,529	$135,322,601	42.2%

(a)	Less than 0.05% of total net assets.

NOTE 11. INVESTMENTS IN LIMITED PARTNERSHIPS

As of September 30, 2013, the Fund held investments in Hedge Funds that are organized as limited partnerships. The Fund’s investments in the Hedge Funds are reported on the Consolidated Portfolio of Investments under the sections titled Domestic Limited Partnerships and Foreign Limited Partnerships.

The Hedge Funds’ investment objectives are to seek long-term capital appreciation through investment primarily in equity and equity-related securities of companies that derive a major portion of profits or anticipated profits from the global financial services sector and related sectors.

Since the investments in limited partnerships are not publicly traded, the Fund’s ability to make withdrawals from its investments in the limited partnerships is subject to certain restrictions which

Semi-Annual Report | September 30, 2013	31

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2013 (Unaudited)

vary for each respective limited partnership. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the respective limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur less than one year following the date of admission to the partnership. As of September 30, 2013, the Fund did not have any investments in limited partnerships in which a suspension of withdrawals was in effect.

The following table summarizes the Fund’s investments in limited partnerships as of September 30, 2013.

Description	% of Net Assets as of 9/30/13	Value as of 9/30/13	Net Unrealized Gain/(Loss) as of 9/30/13	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Bay Pond Partners, LP	16.7%	$53,457,550	$14,070,365	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	June 30 or Dec 31 upon 45 days’ notice
Wolf Creek Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	16.7%	53,376,472	13,332,822	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
Total	33.4%	$106,834,022	$27,403,187

The Fund did not have any outstanding unfunded commitments as of September 30, 2013.

NOTE 12. LINE OF CREDIT

On December 7, 2012 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $30,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “Pledged Collateral”). Under the terms of the Agreement, BNP is permitted in its discretion, with 270 calendar days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed.

For the period ended September 30, 2013, the Fund had no borrowings outstanding under the Agreement.

32	www.boulderfunds.net

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2013 (Unaudited)

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the Pledged Collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the Pledged Collateral as ineligible to be a Lent Security, provided there are eligible securities within the Pledged Collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of September 30, 2013, the value of securities on loan was $0.

The Board has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the period ended September 30, 2013.

The interest incurred on borrowed amounts is recorded as Interest on loan in the Statement of Operations, a part of Total Expenses. Total Expenses are used to calculate some of the ratios shown in the Financial Highlights.

NOTE 13. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

Semi-Annual Report | September 30, 2013	33

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2013 (Unaudited)

NOTE 14. SUBSEQUENT EVENTS

On November 4, 2013, RMA and SIA announced that the board of directors of each of the Fund, Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”), and Boulder Growth & Income Fund, Inc. (“BIF” and, together with BTF, DNY and the Fund, the “Funds”), have approved the reorganization of each of BTF, DNY and the Fund (the “Target Funds”) into BIF, with BIF continuing as the surviving fund (each, a “Reorganization” and collectively, the “Reorganizations”). The Reorganizations are contingent upon stockholder approval of each Reorganization and other conditions and contemplate, among other things, the following action:

The assets of the Target Funds will be transferred to, and the liabilities of the Target Funds will be assumed by, BIF in exchange for shares of common stock of BIF (the “BIF Shares”). The BIF Shares will then be distributed to the respective Target Fund stockholders. The net asset value (not market value) of the BIF Shares received by the Target Fund stockholders in the Reorganization will equal the aggregate net asset value (not market value) of the respective Target Fund shares held by such stockholders as of the valuation date.

Certain other actions contemplated by the Reorganizations have been approved by the applicable boards, subject to stockholder approval. Of these other actions, the following is a condition for the completion of the Reorganizations:

An amendment to the Fund’s Articles of Amendment and Restatement eliminating the right of stockholders to demand the fair value of their shares upon reorganization with another registered investment company in a family of investment companies having the same investment adviser or administrator as the Fund.

It is currently expected that the Reorganizations will be completed in the second quarter of 2014, subject to requisite stockholder approvals and all regulatory requirements and customary closing conditions being satisfied. Prior to consummation of the Reorganizations, each Fund is expected to distribute estimated undistributed net investment income and realized capital gains, if any exists. This is in addition to the year-end distributions of net investment income, if any, and capital gains realized, if any, during the current year for each Fund.

34	www.boulderfunds.net

First Opportunity Fund, Inc.	Additional Information
September 30, 2013 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.boulderfunds.net; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available on the Fund’s website located at http://www.boulderfunds.net, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.boulderfunds.net.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that

Semi-Annual Report | September 30, 2013	35

Additional Information	First Opportunity Fund, Inc.
September 30, 2013 (Unaudited)

such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

MEETING OF STOCKHOLDERS – VOTING RESULTS

On June 21, 2013, the Fund held its Annual Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: Election of Directors

Election of Dean L. Jacobson as Director of the Fund (common stockholders vote)

	# of Votes Cast	% of Votes Cast
For	24,012,294	95.12%
Withhold	1,231,497	4.88%

TOTAL	25,243,791	100.00%

Election of Steven K. Norgaard as Director of the Fund (common stockholders vote)

	# of Votes Cast	% of Votes Cast
For	23,980,174	94.99%
Withhold	1,263,617	5.01%

TOTAL	25,243,791	100.00%

36	www.boulderfunds.net

First Opportunity Fund, Inc.	Summary of Dividend Reinvestment Plan
September 30, 2013 (Unaudited)

Stockholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (the “shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Stockholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a stockholder’s specific election to receive cash.

Computershare Trust Company, N.A. (the “Plan Agent”) serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in shares valued at the market price determined as of the time of purchase (generally, following the payment date of a dividend or distribution); or if (2) the market price of shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distributions payable only in cash and the net asset value exceeds the market price of shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares on the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund’s shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly issued shares. The Fund will not issue shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchase in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. The Fund reserves the right to amend or terminate the Plan upon 90 Days’ written notice to stockholders of the Fund. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole shares and cash for fractional shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Semi-Annual Report | September 30, 2013	37

Notes	First Opportunity Fund, Inc.

Notes	First Opportunity Fund, Inc.

Directors	Richard I. Barr
Susan L. Ciciora
Dean L. Jacobson
Joel W. Looney
Steven K. Norgaard

Co-Investment Advisers	Stewart Investment Advisers
Rocky Mountain Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent	Computershare Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Registered	Deloitte & Touche LLP
Public Accounting Firm	555 17th Street, Suite 3600
Denver, CO 80202

Legal Counsel	Paul Hastings LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071-2228

“First Opportunity Fund” is a proprietary trademark of First Opportunity Fund, Inc. Used by permission. © 2013; all rights reserved.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Opportunity Fund, Inc. 2344 Spruce Street, Suite A | Boulder, CO 80302

If you have questions regarding shares held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent and Shareholder Servicing Agent - Computershare Trust Company, N.A. at: P.O. Box 43011 | Providence, RI 02940-3011 | (800) 451-6788

www.boulderfunds.net

The Fund’s CUSIP number is: 33587T108

Item 2. Code of Ethics.

Not applicable to the semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to the semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to the semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i)CERT and 99.302(ii)CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FIRST OPPORTUNITY FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	December 3, 2013

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date:	December 3, 2013